MITCHELL HUTCHINS LIR SELECT MONEY FUND                            ANNUAL REPORT

                                                                   June 15, 2000

Dear Shareholder,
We are pleased to present you with the annual report for Mitchell Hutchins LIR Select Money Fund (the "Fund") for the fiscal year ended April 30, 2000.

MARKET REVIEW

The Fund's fiscal year was a difficult time for the fixed income market. Rapid economic growth caused the Federal Reserve (the "Fed") to increase short-term interest rates. Yields on fixed income securities rose as interest rates rose, causing losses in almost every sector of the bond market. Diversion of investment funds into technology stocks hurt the bond markets, as did supply surges brought on by Y2K worries. Finally, the market was disrupted by the U.S. Treasury's announcement of a $30 billion buyback of long-term debt for calendar year 2000.

     Short-term yields (as measured by the 90-day U.S. Treasury bill) rose from 4.53% to 5.82% during the fiscal year. Rising yields created more attractive conditions for money market funds, which benefited because of their emphasis on short-maturity, highly liquid securities.

PORTFOLIO REVIEW


Institutional Shares--Performance and Characteristics1     4/30/00               10/31/99
---------------------------------------------------------------------------------------------
Current Seven-Day Average Yield 1                            6.02%                  5.34%
Effective Seven-Day Yield 1                                  6.20%                  5.48%
Weighted Average Maturity                                  29 days                 38 days
---------------------------------------------------------------------------------------------
Net Assets                                              $2.291 billion         $1.725 billion

1 Yields will fluctuate.

HIGHLIGHTS

     We kept the Fund's weighted-average maturity at or below its peer group average during the fiscal year. Because concerns about the approach of Y2K and the expectation of higher interest rates, we increased the Fund's liquidity by purchasing short-term assets. The new century dawned without major problems, and with the Y2K issue behind us we continued to structure the Fund to balance its goals of principal of stability and current income.


MITCHELL HUTCHINS LIR SELECT
MONEY FUND

Investment Goal:
Maximum current income consistent with liquidity and capital preservation

Portfolio Managers:
Kris Dorr
Michael Markowitz
Mitchell Hutchins Asset Management Inc.

Commencement:
August 10,1998

Dividend Payments:
Monthly

ANNUAL REPORT                            MITCHELL HUTCHINS LIR SELECT MONEY FUND

Throughout the fiscal year, we maintained the Fund's focus on first-tier credit-quality instruments.

     The Fund tends to have a short weighted-average maturity in order to meet investors' liquidity needs. We seek to enhance yield by employing a "barbell" strategy--concentrating most of the portfolio in short-term obligations to provide liquidity, but allocating a portion to longer-term obligations to provide yield. To enhance yield, the Fund may allocate a portion of the portfolio to obligations deemed to have maturities of up to 13 months.


Sector Allocation*                    4/30/00                                       10/31/99
--------------------------------------------------------------------------------------------
Commercial Paper                        58.9%   Commercial Paper                       56.8%
Domestic Master Notes                   15.3    Time Deposits                          11.0
Time Deposits                            7.3    Domestic Master Notes                   8.7
Other Banking Obligations                6.1    Short-Term Corporate                    5.6
Certificates of Deposit                  4.6    Other Banking Obligations               5.2
Short-Term Corporate                     4.4    Repurchase Agreements                   2.9
Repurchase Agreements                    2.2    Certificates of Deposit                 2.8
U.S. Gov't Agency                        1.3    U.S. Gov't Agency                       1.8
Money Market Funds                       0.1    Money Market Funds                      0.8
Liabilities in excess of other assets   -0.2    Assets in excess of other liabilities   4.4
--------------------------------------------------------------------------------------------
Total                                  100.0    Total                                 100.0

OUTLOOK

     We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will stabilize in response to current growth and the absence of real inflationary pressure. As always, we intend to maintain the Fund's emphasis on maximizing income consistent with maintaining liquidity.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS LIR SELECT MONEY FUND                            ANNUAL REPORT

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review of a fund in the PaineWebber Family of Funds2, please contact your Financial Advisor.

Sincerely,



/s/ MARGO ALEXANDER                                /s/ BRIAN M. STORMS

MARGO ALEXANDER                                    BRIAN M. STORMS
Chairman and Chief Executive Officer               President and Chief
Mitchell Hutchins Asset Management Inc.              Operating Officer
                                                   Mitchell Hutchins
                                                     Asset Management Inc.


/s/ DENNIS L. McCAULEY                             /s/ KRIS DORR

DENNIS L. McCAULEY                                 KRIS DORR
Managing Director and Chief                        Portfolio Manager
 Investment Officer--Fixed Income                  Mitchell Hutchins LIR
Mitchell Hutchins Asset Management Inc.              Select Money Fund


/s/ MICHAEL MARKOWITZ

MICHAEL MARKOWITZ
Portfolio Manager
Mitchell Hutchins LIR Select Money Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


2 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

Mitchell Hutchins LIR Select Money Fund
Statement of Net Assets                                           April 30, 2000

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------


 U.S. Government Agency Obligations -- 1.31%
 $ 15,000  Federal National
            Mortgage Association...         05/01/00           6.120%*     $   14,997,951
   15,000  Student Loan Marketing
            Association............         05/03/00           6.432*          14,998,074
                                                                           --------------
 Total U.S. Government Agency
 Obligations (cost -- $29,996,025)..                                           29,996,025
                                                                           --------------

 Certificates of Deposit -- 4.58%

 Domestic -- 0.65%

   15,000  Sun Trust Banks, Inc....         04/18/01           6.780           14,995,884
                                                                           --------------

 Yankee -- 3.93%

   10,000  Canadian Imperial Bank
            of Commerce............         01/29/01           6.525            9,997,157
   10,000  Dresdner Bank AG........         05/23/00           6.115*           9,999,106
   15,000  Royal Bank of Canada....         01/16/01           6.525           14,994,925
   55,000  UBS AG..................   11/28/00 to 03/27/01 6.090 to 6.875      54,984,218
                                                                           --------------
                                                                               89,975,406
                                                                           --------------
 Total Certificates of Deposit
 (cost -- $104,971,290).............                                          104,971,290
                                                                           --------------

 Other Banking Obligations -- 6.15%

 Domestic -- 5.50%

   21,000  Bank One N.A. Illinois..   07/20/00 to 07/26/00 6.253 to 6.258*     20,990,897
   40,000  Comerica Bank, N.A.,
            Detroit................         05/15/00           6.045*          39,980,782
   15,000  Key Bank N.A. ..........         05/08/00           6.120*          14,995,303
   50,000  Strategic Money Market
            Trust +................         05/15/00           6.150*          50,000,000
                                                                           --------------
                                                                              125,966,982
                                                                           --------------

   15,000  Bank of Nova Scotia.....         10/02/00           5.920           14,981,445
                                                                           --------------
 Total Other Banking Obligations
 (cost -- $140,948,427).............                                          140,948,427
                                                                           --------------
 Foreign -- 0.65%


 Commercial Paper@ -- 58.88%

   20,000  Honeywell International
            Incorporated...........         05/10/00           6.020           19,969,900
                                                                           --------------
 Aerospace & Defense -- 0.87%


   99,515  Atlantis One Funding
            Corporation............   05/03/00 to 05/12/00 5.920 to 6.020      99,431,171
   55,187  Woodstreet Funding
            Corporation............   05/05/00 to 05/26/00 6.050 to 6.200      55,055,003
                                                                           --------------
                                                                              154,486,174
                                                                           --------------
 Asset-Backed - Banking -- 6.74%


   48,015  Enterprise Funding
            Corporation............         05/04/00           6.100           47,990,592
   99,839  Parthenon Receivables
            Funding LLC............   05/02/00 to 05/18/00 6.050 to 6.100      99,691,293
   50,000  Variable Funding Capital
            Corporation............         05/11/00           6.040           49,916,111
                                                                           --------------
                                                                              197,597,996
                                                                           --------------
 Asset-Backed - Miscellaneous --
  8.63%

   94,843  BMW US Capital
            Incorporated...........   05/18/00 to 05/24/00 6.010 to 6.180      94,517,850
   75,000  Daimler-Chrysler N.A....         05/04/00           6.020           74,962,375
   16,000  PACCAR Financial
            Corporation............         05/16/00           6.000           15,960,000
                                                                           --------------
                                                                              185,440,225
                                                                           --------------

 Auto & Truck -- 8.10%

Mitchell Hutchins LIR Select Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------


 Commercial Paper@ -- (concluded)

 Banking-Domestic -- 5.04%

 $ 75,000  Cregem North American
            Incorporated...........         05/09/00       5.900 to 6.020% $   74,901,400
   40,800  Unifunding Incorporated.         05/19/00           6.020           40,677,192
                                                                           --------------
                                                                              115,578,592
                                                                           --------------

 Banking-Foreign -- 2.34%

   33,900  Alliance & Leicester
            PLC....................         05/08/00           5.910           33,861,043
   20,000  Westpac Trust Securities
            NZ Limited.............         08/17/00           5.760           19,654,400
                                                                           --------------
                                                                               53,515,443
                                                                           --------------

 Chemical -- 0.50%

   11,400  Henkel Corporation......         05/11/00           6.010           11,380,968
                                                                           --------------

 Drugs, Healthcare -- 5.53%

   17,405  Glaxo Wellcome PLC......         05/03/00           5.880           17,399,314
  109,600  Pfizer Incorporated.....         05/15/00           6.000          109,344,267
                                                                           --------------
                                                                              126,743,581
                                                                           --------------

 Electronics -- 3.79%

   66,868  Emerson Electric
            Company................   05/03/00 to 05/19/00 6.050 to 6.100      66,726,426
   20,072  Vermont American
            Corporation............         05/17/00           6.020           20,018,296
                                                                           --------------
                                                                               86,744,722
                                                                           --------------

   28,214  UBS Finance (Delaware)
            LLC....................         05/01/00           6.040           28,214,000
                                                                           --------------
 Finance - Conduit -- 1.23%


   75,000  Household Finance
            Corporation............         05/04/00           6.010           74,962,438
                                                                           --------------
 Finance - Consumer -- 3.27%


   15,000  Dresdner U.S. Finance...         09/28/00           6.060           14,621,250
                                                                           --------------
 Finance - Subsidiary -- 0.64%


   20,000  Fortune Brands
            Incorporated...........         05/18/00           6.080           19,942,578
                                                                           --------------
 Food, Beverage & Tobacco -- 0.87%


   25,000  Teachers Insurance &
            Annuity Association of
            America................         05/25/00           6.120           24,898,000
                                                                           --------------
 Insurance -- 1.09%


   41,500  Rio Tinto America
            Incorporated...........         05/24/00           6.050           41,339,591
                                                                           --------------
 Metals & Mining -- 1.81%


   17,665  Reed Elsevier (USA)
            Incorporated...........         05/01/00           6.040           17,665,000
   29,978  Tribune Company.........         05/23/00           6.120           29,865,882
                                                                           --------------
                                                                               47,530,882
                                                                           --------------
 Printing & Publishing -- 2.07%

   50,000  American Telephone &
            Telegraph Corporation..         05/02/00           5.890           49,991,819
   25,000  Bell Atlantic Financial
            Services Incorporated..         05/12/00           6.020           24,954,014
   55,962  BellSouth Capital
            Funding Corporation....         05/17/00           6.000           55,812,768
   15,000  Lucent Technologies
            Incorporated...........         05/15/00           6.000           14,965,000
                                                                           --------------
                                                                              145,723,601
                                                                           --------------
 Total Commercial Paper (cost --
  $1,348,689,941)...................                                        1,348,689,941
                                                                           --------------

 Telecommunications -- 6.36%

Mitchell Hutchins LIR Select Money Fund

 Principal
  Amount                                   Maturity          Interest
   (000)                                    Dates             Rates          Value
 ---------                           -------------------- -------------- --------------


 Domestic Master Notes -- 15.28%

 Broker-Dealer -- 15.28%

 $ 100,000 Bank of America
            Securities LLC. .......        05/01/00           6.263%     $  100,000,000
   100,000 Bear Stearns Companies
            Incorporated...........        05/01/00           6.263         100,000,000
    50,000 J.P. Morgan Securities
            Inc. ..................        05/01/00           6.073          50,000,000
   100,000 Morgan Stanley, Dean
            Witter & Company.......        05/01/00           6.163         100,000,000
                                                                         --------------
         Total Domestic Master Notes
 (cost -- $350,000,000).............                                        350,000,000
                                                                         --------------

 Short-Term Corporate Obligations -- 4.37%

 Asset-Backed - Finance -- 3.49%

    45,000 Beta Finance
            Incorporated...........  06/15/00 to 02/05/01 5.675 to 6.650     45,000,000
    20,000 Beta Finance
            Incorporated...........        05/10/00           6.110*         20,000,000
    15,000 CC (USA) Incorporated...        02/15/01           6.810          15,000,000
                                                                         --------------
                                                                             80,000,000
                                                                         --------------

    15,000 Ford Motor Credit
            Corporation............        08/15/00           6.850          15,045,411
                                                                         --------------
 Auto & Truck -- 0.66%


     5,000 International Lease
            Financing..............        09/01/00           6.310           5,004,199
                                                                         --------------
 Total Short-Term Corporate
 Obligations (cost -- $100,049,610).                                        100,049,610
                                                                         --------------
 Finance - Aircraft -- 0.22%


    50,000 Repurchase agreement
            dated 04/28/00 with
            Deutsche Bank
            Securities Inc.
            collateralized by
            $52,289,000 U.S.
            Treasury Notes 5.500%
            due 03/31/03 (value --
             $51,000,110);
            proceeds; $50,023,750
            (cost -- $50,000,000)..        05/01/00           5.700          50,000,000
                                                                         --------------
 Repurchase Agreement -- 2.18%

    88,000 Societe Generale........        05/01/00           6.063          88,000,000
    80,000 State Street Bank &
            Trust Company..........        05/01/00           6.000          80,000,000
                                                                         --------------
        Total Time Deposits (cost --
  $168,000,000).....................                                        168,000,000
                                                                         --------------
 Number of
  Shares
 ---------
 Money Market Funds -- 0.13%
    50,020 AIM Liquid Assets Money
            Market Portfolio.......                                              50,020
 2,948,019 Provident Temp Money
            Market Fund............                                           2,948,019
                                                                         --------------
 Total Money Market Funds (cost --
   $2,998,039)......................                                          2,998,039
                                                                         --------------
 Total Investments (cost --
   $2,295,653,332 which approximates
  cost for federal income tax
  purposes) -- 100.21%..............                                      2,295,653,332
 Liabilities in excess of other
  assets -- (0.21)%.................                                         (4,831,666)
                                                                         --------------
 Net Assets (applicable to
  2,290,822,103 Institutional shares
  outstanding equivalent to $1.00
  per share) -- 100.00%.............                                     $2,290,821,666
                                                                         ==============

 Time Deposits -- 7.33%

---------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of April 30, 2000 and reset periodically.
@ Interest rates shown are the discount rates at date of purchase.
+ Illiquid security representing 2.18% of net assets.
                      Weighted Average Maturity - 29 Days

                 See accompanying notes to financial statements

Mitchell Hutchins LIR Select Money Fund
Statement of Operations

                                                                     For the
                                                                    Year Ended
                                                                  April 30, 2000
                                                                  --------------
Investment Income:
Interest.........................................................  $100,722,673
                                                                   ------------
Expenses:
Management fee...................................................     3,216,160
Shareholder servicing fees -- Financial Intermediary Shares......         5,518
Trustees' fees...................................................        10,500
                                                                   ------------
                                                                      3,232,178
Less: Fee waivers from adviser...................................      (687,813)
                                                                   ------------
Net expenses.....................................................     2,544,365
                                                                   ------------
Net investment income............................................    98,178,308
Net realized losses from investment transactions.................          (396)
                                                                   ------------
Net increase in net assets resulting from operations.............  $ 98,177,912
                                                                   ============


                 See accompanying notes to financial statements

Mitchell Hutchins LIR Select Money Fund
Statement of Changes in Net Assets

                                                                 For the Period
                                                   For the      August 10, 1998+
                                                  Year Ended           to
                                                April 30, 2000   April 30, 1999
                                                --------------  ----------------
From operations:
Net investment income.........................  $   98,178,308   $   31,577,997
Net realized losses from investment
 transactions.................................            (396)             (41)
                                                --------------   --------------
Net increase in net assets resulting from
 operations...................................      98,177,912       31,577,956
                                                --------------   --------------
Dividends to shareholders from:
Net investment income -- Institutional Shares.     (98,065,586)     (31,570,819)
Net investment income -- Financial
 Intermediary Shares..........................        (112,722)          (7,178)
                                                --------------   --------------
Total dividends to shareholders...............     (98,178,308)     (31,577,997)
                                                --------------   --------------
Net increase in net assets from beneficial
 interest transactions........................     968,015,147    1,322,706,956
                                                --------------   --------------
Net increase in net assets....................     968,014,751    1,322,706,915
Net Assets:
Beginning of period...........................   1,322,806,915          100,000
                                                --------------   --------------
End of period.................................  $2,290,821,666   $1,322,806,915
                                                ==============   ==============

---------
+ Commencement of operations.


                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 Mitchell Hutchins LIR Select Money Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Mitchell Hutchins LIR Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Mar-ket Fund, LIR Liquid Assets Fund and LIR Cash Reserves Fund. The financial statements for the LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, LIR Liquid Assets Fund and LIR Cash Reserves Fund are not included herein. Prior to commencement of operations, August 10, 1998, the Fund had no activity other than the sale of 100,000 Institutional shares on July 22, 1998 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the invest-ment adviser and an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), for $100,000.
 The Fund currently offers two classes of shares, Institutional shares and Fi-nancial Intermediary shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that benefi-cial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and, to the extent that matters pertaining to the Shareholder Services Plan or to the Financial Intermediary shares are submitted to shareholders for approval, only the hold-ers of Financial Intermediary shares are entitled to vote thereon. At April 30, 2000, there are no Financial Intermediary shares outstanding.
 The preparation of financial statements in accordance with accounting princi-ples generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:
 Valuation and Accounting for Investments and Investment Income--Investments are valued at amortized cost which approximates market value. Investment trans-actions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Inter-est income is recorded on an accrual basis. Premiums are amortized and dis-counts are accreted as adjustments to interest income and the identified cost of investments.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obli-gation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collat-eral may be subject to legal proceedings.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ence are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Concentration of Risk
 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Notes to Financial Statements
Investment Adviser and Administrator
 The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") under which Mitchell Hutchins serves as investment adviser and ad-ministrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets. At April 30, 2000, the Fund owed Mitchell Hutchins $307,320 in management fees.
 Under the Advisory Contract, Mitchell Hutchins has agreed to pay all Fund ex-penses other than the management fees, the fees payable pursuant to the Share-holder Service Plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, fees and expenses (including counsel fees) of those trust-ees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connec-tion therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust). Although Mitchell Hutchins is not obligated to pay the fees and ex-penses of the Independent Trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. Mitchell Hutchins had agreed to waive 6 basis points (0.06%) of its 18 basis points (0.18%) man-agement fee from May 1, 1999 through August 31, 1999. From September 1, 1999 through April 30, 2000, Mitchell Hutchins had agreed to waive 3 basis points (0.03%) of the 18 basis points (0.18%) fee. Mitchell Hutchins has agreed to ex-tend that waiver of 3 basis points (0.03%) of its 18 basis points (0.18%) fee through January 31, 2001. At April 30, 2000, management fees were 15 basis points (0.15%).
 For the year ended April 30, 2000, Mitchell Hutchins voluntarily waived $687,813 of its management fees.
Other Liabilities
 At April 30, 2000, dividends payable were $11,519,430.
Federal Tax Status
 The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated in-vestment companies. Accordingly, no provision for federal income taxes is re-quired. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.
Shareholder Service Plan and Agreement
 Under a Shareholder Service Plan and Agreement with respect to its Financial Intermediary shares, the Fund pays PaineWebber monthly fees at the annual rate of 0.25% of the average daily net assets of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under Service Agreements with those financial intermediaries, PaineWebber pays an identical fee to the financial intermediaries for certain support services that they pro-vide to the beneficial owners of the Financial Intermediary shares.

Notes to Financial Statements
Money Market Fund Bond
 The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or in-solvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a de-ductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the secu-rity. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. The Adviser pays the premium on behalf of the Fund.
 For the period September 30, 1999 to April 30, 2000, the Fund did not use this insurance bond.
Shares of Beneficial Interest
 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                               Institutional Shares             Financial Intermediary Shares
                         ---------------------------------  -------------------------------------
                                           For the Period     For the Period     For the Period
                          For the Year    August 10, 1998*  November 4, 1999** December 29, 1998*
                              Ended              to                 to                 to
                         April 30, 2000    April 30, 1999     March 6, 2000     February 9, 1999
                         ---------------  ----------------  ------------------ ------------------
Shares sold.............  24,269,018,421   11,625,182,358       124,338,452         3,252,333
Shares repurchased ..... (23,371,429,911) (10,320,925,101)     (124,338,452)       (3,252,333)
Dividends reinvested....      70,426,637       18,449,699                 0                 0
                         ---------------  ---------------      ------------        ----------
Net increase in shares
 outstanding............     968,015,147    1,322,706,956                 0                 0
                         ===============  ===============      ============        ==========

---------
 *Commencement of issuance of shares.
**Reissuance of shares.

Mitchell Hutchins LIR Select Money Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                               Institutional Shares         Financial Intermediary Shares(2)
                          ------------------------------- -------------------------------------
                                          For the Period    For the Period     For the Period
                             For the     August 10, 1998+ November 4, 1999++ December 29, 1998+
                            Year Ended          to                to                 to
                          April 30, 2000  April 30, 1999    March 6, 2000     February 9, 1999
                          -------------- ---------------- ------------------ ------------------
Net asset value,
 beginning of period....    $     1.00      $     1.00         $  1.00            $  1.00
                            ----------      ----------         -------            -------
Net investment income...         0.054           0.037           0.018              0.006
Dividends from net
 investment income......        (0.054)         (0.037)         (0.018)            (0.006)
                            ----------      ----------         -------            -------
Net asset value, end of
 period.................    $     1.00      $     1.00         $  1.00            $  1.00
                            ==========      ==========         =======            =======
Total investment
 return(1)..............          5.54%           3.81%           1.84%              0.57%
                            ==========      ==========         =======            =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........    $2,290,822      $1,322,807            --                 --
Expenses to average net
 assets net of waivers
 from adviser...........          0.14%           0.07%*          0.40%*             0.32%*
Expenses to average net
 assets before waivers
 from adviser...........          0.18%           0.18%*          0.43%*             0.43%*
Net investment income to
 average net assets net
 of waivers from
 adviser................          5.48%           5.06%*          5.11%*             4.81%*
Net investment income to
 average net assets
 before waivers from
 adviser................          5.44%           4.95%*          5.08%*             4.70%*

---------
+ Issuance of shares.
++Reissuance of shares.
*Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of the period reported. Total investment return for periods of less than one year has not been annualized.
(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at a $1.00 per share.

Mitchell Hutchins LIR Select Money Fund
Report of Independent Auditors

The Board of Trustees and Shareholders of
Mitchell Hutchins LIR Select Money Fund

 We have audited the accompanying statement of net assets of Mitchell Hutchins LIR Select Money Fund as of April 30, 2000, and the related statement of opera-tions for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these finan-cial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included con-firmation of securities owned at April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Mitchell Hutchins LIR Select Money Fund at April 30, 2000, the re-sults of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then end-ed, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


New York, New York
June 8, 2000

Mitchell Hutchins LIR Select Money Fund
Tax Information (unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end, April 30, 2000, as to the federal tax status of distributions received by shareholders during such fiscal period. Accordingly, we are advising you that all dividends paid by the Fund during the fiscal period were derived from net investment in-come. These amounts are taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.
 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information re-porting.
 Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax ad-visers with respect to the tax consequences of their investment in the Fund.

TRUSTEES
E. Garrett Bewkes, Jr.                Meyer Feldberg

Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell

PRINCIPAL OFFICERS
Margo N. Alexander                    Dennis L. McCauley
President                             Vice President

Dianne E. O'Donnell                   Kris Dorr
Vice President and Secretary          Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

DISTRIBUTOR

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS

 .    High Income Fund
 .    Investment Grade Income Fund
 .    Low Duration U.S. Government Income Fund
 .    Strategic Income Fund
 .    U.S. Government Income Fund

TAX-FREE BOND FUNDS

 .    California Tax-Free Income Fund
 .    Municipal High Income Fund
 .    National Tax-Free Income Fund
 .    New York Tax-Free Income Fund

STOCK FUNDS

 .    Enhanced S&P 500 Fund
 .    Enhanced Nasdaq-100 Fund
 .    Financial Services Growth Fund
 .    Growth Fund
 .    Growth and Income Fund
 .    Mid Cap Fund
 .    Small Cap Fund
 .    S&P 500 Index Fund
 .    Strategy Fund
 .    Tax-Managed Equity Fund
 .    Utility Income Fund

ASSET ALLOCATION FUNDS

 .    Balanced Fund
 .    Tactical Allocation Fund

GLOBAL FUNDS

 .    Asia Pacific Growth Fund
 .    Emerging Markets Equity Fund
 .    Global Equity Fund
 .    Global Income Fund

PAINEWEBBER MONEY MARKET FUND

MITCHELL HUTCHINS

LIR SELECT

MONEY FUND

ANNUAL REPORT

                                  PaineWebber
                        (C)2000 PaineWebber Incorporated
                              All Rights Reserved.
                                   Member SIPC

APRIL 30, 2000